Aston Funds

Supplement dated September 26, 2011

to the Statement of Additional Information dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

All Funds

Effective as of September 30, 2011 the following information replaces the first paragraph under the “Disclosure of Portfolio Holdings” section on page 122 of the Statement of Additional Information:

Except for ASTON/Neptune International Fund, ASTON/TAMRO Small Cap Fund and ASTON/Fairpointe Mid Cap Fund, each Fund’s portfolio holdings as of the end of each calendar month are generally posted on the Funds’ website, www.astonfunds.com, on or about the fifteenth day after the month-end. Portfolio holdings for ASTON/Neptune International Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the thirtieth day after the quarter-end. Portfolio holdings for ASTON/TAMRO Small Cap Fund and ASTON/Fairpointe Mid Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the fifteenth day after the quarter-end. Portfolio holdings information is made available to investors and to Intermediaries selling Fund shares only after its public disclosure.

For more information, please call Aston Funds: 800 992-8151 or visit our website at www.astonfunds.com

SAI FAIR SUP